UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
      PURSUANT TO SECTION 13 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported)            March 2, 2005
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                                    NUTRACEA
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              Exact name of registrant as specified in its charter)


            California               0-32565                   87-0673375
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  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)          File Number)           Identification No.)


              1261 Hawks' Flight Court, El Dorado Hills, CA  95762
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                     (Address of principal executive office

Registration's telephone number, including area code:     (916) 933-7000
                                                     ---------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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SECTION 5  -  CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02   APPOINTMENT OF DIRECTOR.

On March 2, 2005, NutraCea announced the appointment of David S. Bensol, R.Ph. to the Board of Directors. Mr. Bensol has over 30 years of experience in the medical services and pharmaceutical industries and is a licensed pharmacist. Mr. Bensol's most recent position was as CEO of Critical Homecare, Inc., a company which he founded in 2002, which provides home medical supplies and healthcare services.

SECTION 9  -  FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (c)     Exhibits
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                      99.1    Press Release dated Mach 2, 2005


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 7, 2005                         NUTRACEA
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                                                   (Registrant)


                                              /s/ Bradley D. Edson
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                                        Bradley D. Edson, President


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